Exhibit 99.1

Press Release

Entrust Enters into Agreement to be Acquired by Thoma Bravo

Shareholders to receive $1.85 per share in cash; transaction valued at $114 million

DALLAS — April 13, 2009 — Entrust [NASDAQ: ENTU], a world leader in securing digital identities and information, today announced it has entered into a definitive agreement to be acquired by an affiliate of Thoma Bravo, LLC in a transaction with a total equity value of $114 million.

Under the terms of the agreement, Entrust’s shareholders will receive $1.85 in cash for each share of Entrust common stock they hold, representing a premium of approximately 22.4 percent over Entrust’s average closing share price of $1.51 during the 30 trading days ending April 9, 2009 and 25.8 percent over Entrust’s average closing share price of $1.47 during the 90 trading days ending April 9, 2009.

The board of directors of Entrust has approved the merger agreement and resolved to recommend that Entrust’s shareholders adopt the agreement.

“After an extensive review of our strategic alternatives, Entrust’s board of directors has determined that this transaction provides for the best value to shareholders,” said Michael McGrath, chairman of Entrust.

“In addition to delivering value to Entrust’s shareholders, the partnership with Thoma Bravo also creates clear value for Entrust’s employees and customers,” said Bill Conner, President and CEO of Entrust. “Entrust’s customers will benefit from our increased focus on developing our key platforms — Risk Based Authentication and Fraud Detection, PKI and our Certificate Services — that grow as their security requirements evolve.”

“Thoma Bravo looks forward to strengthening Entrust’s global leadership position in each of its three security solutions platform areas,” said Scott Crabill, managing partner of Thoma Bravo.

“We will work closely with Entrust’s management team and employees to deliver increased value for customers and enhance growth of the business,” added Seth Boro, principal of Thoma Bravo.

The transaction is subject to customary conditions to closing, including the approval of Entrust stockholders and requisite regulatory approvals. There is no financing condition to the obligations of Thoma Bravo to consummate the transaction, and equity and debt commitments for the merger consideration have been received.

The agreement contains a provision under which Entrust may solicit alternative proposals from third parties during the next 30 calendar days.

Barclays Capital serves as financial advisor to Entrust.

About Entrust

Entrust [NASDAQ: ENTU] secures digital identities and information for consumers, enterprises and governments in more than 2,000 organizations spanning 60 countries. Leveraging a layered security approach to address growing risks, Entrust solutions help secure the most common digital identity and information protection pain points in an organization. These include SSL, authentication, fraud detection, shared data protection and e-mail security. For information, call 888-690-2424, e-mail Entrust@Entrust.com or visit www.Entrust.com.

Entrust is a registered trademark of Entrust, Inc. in the United States and certain other countries. In Canada, Entrust is a registered trademark of Entrust Limited. All Entrust product names are trademarks or registered trademarks of Entrust, Inc. or Entrust Limited. All other company and product names are trademarks or registered trademarks of their respective owners.

About Thoma Bravo, LLC

Thoma Bravo is a leading private equity investment firm that has been providing equity and strategic support to experienced management teams building growing companies for more than 28 years. The firm originated the concept of industry consolidation investing, which seeks to create value through the strategic use of acquisitions to accelerate business growth. Through a series of private equity funds, Thoma Bravo currently manages approximately $2.5 billion of equity capital. In the software industry, Thoma Bravo has completed 38 acquisitions across 12 platform companies with total annual earnings in excess of $600 million. For more information on Thoma Bravo, visit www.thomabravo.com.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Entrust will file a proxy statement and relevant documents concerning the proposed transaction with the SEC. Investors and security holders of Entrust are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about Entrust and the proposed transaction. The proxy statement (when it becomes available) and any other documents filed by Entrust with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Entrust by contacting Entrust Investor Relations at david.rockvam@entrust.com or via telephone at 972-728-0424. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Entrust and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Entrust’s shareholders in connection with the transaction. Information regarding the interests of such directors and executive officers (which may be different then those of Entrust’s shareholders generally) is included in Entrust’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of Entrust’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations Entrust, at entrust.com\investor.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results, benefits to Entrust’s customers and the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Entrust does not receive required shareholder approval or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which Entrust expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain Entrust’s shareholder approval, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals and the risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider the risks which are described in Entrust’s Annual Report on Form 10-K for the year ended December 31, 2008 and in Entrust’s other SEC filings. Entrust is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

ENTRUST CONTACTS:

Investor Relations:

David E. Rockvam

Vice President Corporate Business Development & IR

972-728-0424

david.rockvam@entrust.com

Media:

David J. Chamberlin

Media Relations

214-669-7299

david.chamberlin@mslworldwide.com

Thoma Bravo

Amber Roberts, LANE PR

(917) 639-4114

amber@lanepr.com

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